Exhibit 99.1

united states bankruptcy court
district of DELAWARE

In re:	Case No. 19-11292 (KG)
Insys Therapeutics, Inc.; et al.	Reporting Period: October 1
– October 31, 2019
Debtors

MONTHLY OPERATING REPORT

Reporting Period: October 1, 2019 – October 31, 2019

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/ Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Account Balances, Debtor Statement with Respect to Bank Account Reconciliations	MOR-1a	X		See Attestation
Schedule of Professional Fees and Expenses Paid	MOR-1b	X
Copies of bank statements				See Attestation
Cash disbursements journals				See Attestation
Statement of Operations by Legal Entity	MOR-2	X
Balance Sheet by Legal Entity	MOR-3	X
Status of Postpetition Taxes				See Attestation
Summary of Unpaid Postpetition Debts	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-6	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Andrece Housley	12/19/19

Andrece Housley	Date
Chief Financial Officer of Insys Therapeutics, Inc.; et al.

In re:	Case No. 19-11292 (KG)
Insys Therapeutics, Inc.; et al.	Reporting Period: October 1
– October 31, 2019
Debtors

Notes to the Monthly Operating Report

Reporting Period: October 1, 2019 – October 31, 2019

General:

The report includes activity from the following Debtors and related Case Numbers:

Case Number	Debtor Name
19-11292	Insys Therapeutics, Inc.
19-11293	IC Operations, LLC
19-11294	Insys Development Company, Inc.
19-11295	Insys Manufacturing, LLC
19-11296	Insys Pharma, Inc.
19-11297	IPSC, LLC
19-11298	IPT 355, LLC

This Monthly Operating Report is unaudited and has been prepared solely for the purpose of complying with the Debtors' obligations to provide monthly operating reports currently during these Chapter 11 Cases. This MOR is not prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") and does not include all the information and footnotes required by U.S. GAAP. The Debtors have prepared this Monthly Operating Report using the best information presently available to them, which has been collected, maintained, and prepared in accordance with their historical accounting practices. This Monthly Operating Report is, thus, true and accurate to the best of the Debtors’ knowledge, information and belief based on current available data.

General Methodology: The Debtors prepared this Monthly Operating Report relying primarily upon the information set forth in their books and records. Consequently, certain transactions that are not identified in the normal course of business in the Debtors’ books and records may not be included in this Monthly Operating Report. Additionally, the information furnished in this report includes primarily normal recurring adjustments, but does not include all the adjustments that would typically be made for the quarterly and annual consolidated financial statements to be in accordance with U.S. GAAP. Furthermore, the monthly financial information contained herein has not been subjected to the same level of accounting review and testing that the Debtors apply in the preparation of their quarterly and annual consolidated financial information in accordance with U.S. GAAP. Accordingly, upon the application of such procedures, the Debtors believe that the financial information may be subject to change, and these changes could be material. Nevertheless, in preparing this Monthly Operating Report, the Debtors made best efforts to supplement the information set forth in their books and records with additional information concerning transactions that may not have been identified therein.

Liabilities Subject to Compromise: The payment of prepetition indebtedness is subject to compromise or other treatment under a chapter 11 plan of reorganization.  The determination of the amount of such liabilities and how the liabilities will be settled and treated cannot be made until a Chapter 11 Plan of Reorganization is approved by the Bankruptcy Court. Liabilities subject to compromise have been reported at the amounts recorded on the Debtor’s books and records. The amounts classified as liabilities subject to compromise in the financial statements and supplemental schedules included herein are preliminary and may be subject to future adjustments depending on claims filed on and before the bar date, Bankruptcy Court actions, developments with respect to disputed claims, rejection of executory contracts, reconciliation of claims, and other events.

Reservation of Rights: Given the complexity of the Debtors’ business, inadvertent errors, omissions or over inclusion of contracts may have occurred. Accordingly, the Debtors hereby reserve all of their rights to dispute the validity, status, enforceability, or executory nature of any claim amount, representation or other statement in this Monthly Operating Report and reserve the right to amend or supplement this Monthly Operating Report, if necessary.

General Notes

On June 10, 2019 (the “Petition Date”), Insys Therapeutics, Inc. (“Insys Therapeutics”) and its affiliated debtors each commenced a voluntary case under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Debtors are authorized to operate their business and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. No request for the appointment of a trustee or examiner has been made in these chapter 11 cases. The Debtors’ chapter 11 cases are being jointly administered for procedural purposes only under case number 19-11292 (KG) pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”).

Additional information about the Chapter 11 Cases, court filings and claims information is available on the internet at https://dm.epiq11.com/case/Insys/dockets

In re:	Case No. 19-11292 (KG)
Insys Therapeutics, Inc.; et al.	Reporting Period: October 1
– October 31, 2019
Debtors

MOR-1

Consolidated Schedule of Cash Receipts and Disbursements

Reporting Period: October 1, 2019 – October 31, 2019

($’s in USD)

#		For the Period Ended October 31, 2019	Cumulative 6/10/19 - 10/31/19
1	Operating Receipts
2	Sales Receipts (after GTN settled by credit)	$2,045,804	$14,964,292
3	Sales Deductions	-	-
4	Other Receipts	118,604	637,695
5	Total Operating Receipts	2,164,408	15,601,988
6	Operating Disbursements
7	Employee Related	(1,131,194)	(7,684,834)
8	Rent (Equipment & Buildings) & Utilities	(315,022)	(1,115,455)
9	Manufacturing Costs	-	(59,642)
10	Gross-to-Nets (Direct Pay)	(736,215)	(1,238,154)
11	Consulting / Prof. Fees	(62,514)	(409,157)
12	Legal	(561,313)	(896,773)
13	Research and Development / Regulatory	(242,478)	(2,811,024)
14	Sales & Marketing	(9,000)	(152,036)
15	General and Administrative	(465,688)	(931,414)
16	Insurance	(17,277)	(169,305)
17	Board of Directors Fees	(156,499)	(659,808)
18	Advancements to BTcP	(2,909,822)	(2,909,822)
19	Total Operating Disbursements	(6,607,022)	(19,037,425)
20	Operating Cash Flow	(4,442,614)	(3,435,437)
21	Bankruptcy Related Disbursements
22	Professional Fees	(3,593,647)	(5,820,319)
23	Vendor Deposits & Critical Vendors	-	(127,247)
24	Total Bankruptcy Related Disbursements	(3,593,647)	(5,947,565)
25	Net Cash Flow	(8,036,262)	(9,383,002)
26	Cash Balance[1]
27	Beginning Cash Balance	53,672,883	38,019,624
28	Net Cash Flow	(8,036,262)	(9,383,002)
29	363 Sale Proceeds	13,402,171	30,402,171
30	Ending Cash Balance	$59,038,793	$59,038,793

Footnotes:

(1) Cash balance represents book balance, which is net of outstanding checks and may differ from Bank Balance due to items in-transit and other timing items.

In re:	Case No. 19-11292 (KG)
Insys Therapeutics, Inc.; et al.	Reporting Period: October 1
– October 31, 2019
Debtors

MOR-1 (Continued)

Consolidated Schedule of Cash Receipts and Disbursements

Reporting Period: October 1, 2019 – October 31, 2019

($’s in USD)

	October Distribution by Debtor
	INSYS THERAPEUTICS, INC.	INSYS PHARMA, INC.	INSYS DEVELOPMENT COMPANY, INC.	IPSC, LLC	INSYS MANUFACTURING, LLC	IC OPERATIONS, LLC	IPT 355, LLC	Total
Total Disbursements	$8,298,477	$35,656	$335,847	$25	$467,247	$1,063,416	$-	$10,200,669

MOR-1a

Bank Account Balances, Debtor Statement with Respect to Bank Account Reconciliations

Reporting Period: October 1, 2019 – October 31, 2019

($’s in USD)

#	Case Number	Debtor Entity	Account Number	Bank	Account Type	For the Period Ended 10/31/2019(1)
1	19-11293	IC Operations, LLC	XXXXX5620	Western Alliance	Checking	536,575
2	19-11293	IC Operations, LLC	XXXXX9623	Western Alliance	Checking	-
3	19-11294	Insys Development Company, Inc.	XXXXX5187	Western Alliance	Checking	225,675
4	19-11294	Insys Development Company, Inc.	XXXXX3863	Western Alliance	Checking	-
5	19-11295	Insys Manufacturing, LLC	XXXXX7170	Western Alliance	Checking	181,177
6	19-11295	Insys Manufacturing, LLC	XXXXX1178	Western Alliance	Checking	-
7	19-11292	Insys Therapeutics, Inc.	XXXXX5031	JP Morgan	Checking/ CC Deposit	70,204
8	19-11292	Insys Therapeutics, Inc.	XXXXX7833	Western Alliance	Money Market	15,484,243
9	19-11292	Insys Therapeutics, Inc.	XXXXX7655	Western Alliance	Professional Fee Escrow	3,999,995
10	19-11292	Insys Therapeutics, Inc.	XXXXX3750	Western Alliance	Utilities Deposit	31,500
11	19-11292	Insys Therapeutics, Inc.	XXXXX9735	Wells Fargo	Cash	37,911,428
12	19-11292	Insys Therapeutics, Inc.	XXXXX7215	Western Alliance	Lease Agreement Account	267,000
13	19-11292	Insys Therapeutics, Inc.	XXXXX5149	Western Alliance	Checking	285,092
14	19-11292	Insys Therapeutics, Inc.	XXXXX9155	Western Alliance	Checking	-
15	19-11297	IPSC, LLC	XXXXX3630	Western Alliance	Checking	45,904
16	19-11297	IPSC, LLC	XXXXX7638	Western Alliance	Checking	-
17					Total	$59,038,793

Footnotes:

(1) Cash balance represents book balance, which is net of outstanding checks and may differ from Bank Balance due to items in-transit and other timing items.

In re:	Case No. 19-11292 (KG)
Insys Therapeutics, Inc.; et al.	Reporting Period: October 1
– October 31, 2019
Debtors

MOR-1a

Debtor Attestation to with Respect to Bank Account Reconciliations, Bank Statements and Open/Closed Bank Accounts

Reporting Period: October 1, 2019 – October 31, 2019

Bank Account Reconciliations & Cash Disbursement Journal

The Debtors affirm that bank account reconciliations are prepared for all open and active bank accounts on a monthly basis.  The Debtors affirm that within their financial accounting systems, check registers and/or disbursement journals are maintained for each disbursement account.

Bank Statement

The Debtors affirm that bank statements for all open and active bank accounts are retained by the Debtors.

Open/Closed Bank Accounts

The Debtors did not open or close any bank accounts during October.

/s/ Andrece Housley	12/19/19

Andrece Housley	Date
Chief Financial Officer of Insys Therapeutics, Inc.; et al.

In re:	Case No. 19-11292 (KG)
Insys Therapeutics, Inc.; et al.	Reporting Period: October 1
– October 31, 2019
Debtors

MOR-1b

Schedule of Professional Fees and Expenses Paid

Reporting Period: October 1, 2019 – October 31, 2019

($’s in USD)

			Period covered			Amount Paid this Period		Amount Paid Case to Date
#	Payee	Role	Beginning Date	End Date	Payment Date	Fees	Expenses	Fees	Expenses
1	Weil, Gotshal & Manges LLP	Debtor Counsel	October 1, 2019	October 31, 2019	N/A	$-	$-	$2,252,058	$14,276
2	Richards, Layton, & Finger, P.A.	Local Debtor Counsel	October 1, 2019	October 31, 2019	Week Ended 10/18/19 and 10/25/19	917,748	36,981	917,748	36,981
3	FTI Consulting, Inc.	Debtor Financial Advisor	October 1, 2019	October 31, 2019	N/A	-	-	-	-
4	Lazard Ltd.	Debtor Investment Banker	October 1, 2019	October 31, 2019	Week Ended 10/4/19	160,000	2,972	320,000	2,972
5	Epiq Global	Claims Agent	October 1, 2019	October 31, 2019	N/A	-	-	-	-
6	Akin Gump Strauss Hauer & Field LLP	UCC Counsel	October 1, 2019	October 31, 2019	Week Ended 10/25/19	1,640,209	22,195	2,184,975	25,658
7	Bayard, P.A.	UCC Local Counsel	October 1, 2019	October 31, 2019	Week Ended 10/25/19	147,133	4,311	240,096	5,629
8	Province, Inc.	UCC Financial Advisor	October 1, 2019	October 31, 2019	Week Ended 10/11/19	646,632	4,980	844,432	5,643
9	Total					$3,511,721	$71,439	$6,759,309	$91,159

In re:	Case No. 19-11292 (KG)
Insys Therapeutics, Inc.; et al.	Reporting Period: October 1
– October 31, 2019
Debtors

MOR-2

Statement of Operations by Legal Entity

Reporting Period: October 1, 2019 – October 31, 2019

($’s in USD)

#	Category	Insys Therapeutics, Inc.	IC Operations, LLC	Insys Development Company, Inc.	Insys Manufacturing, LLC	Insys Pharma, Inc.	IPSC, LLC	IPT 355, LLC	Eliminations	Consolidated
		Case No.	Case No.	Case No.	Case No.	Case No.	Case No.	Case No.		10/1/19 -
		19-11292	19-11293	19-11294	19-11295	19-11296	19-11297	19-11298		10/31/19
1	Net Revenue	$-	$49,554	$-	$-	$-	$-	$-	$-	$49,554
2	Cost of Revenue	3,291	5,381	(32)	526,002	-	-	-	-	534,642
3	Total Gross Profit	(3,291)	44,174	32	(526,002)	-	-	-	-	(485,087)

4	Operating expenses
5	Selling	-	183,680	-	-	(16,416)	(9,600)	-	-	157,664
6	Marketing	-	173,301	-	-	(27)	-	-	-	173,274
7	Research and development	-	-	1,248,583	16		-	-	-	1,248,599
8	General and administrative	3,726,488	(225,475)	25,997	7,435	(267,225)	325	-	-	3,267,544
9	Restructuring Fees(1)	5,790,325	-	-	-	-	-	-	-	5,790,325
10	Intercompany fees	-	-	-	-	-	-	-	-	-
11	Charges related to litigation award	532,308	-	-	-	-	-	-	-	532,308
12	Total Operating Expenses	10,049,122	131,506	1,274,580	7,451	(283,668)	(9,275)	-	-	11,169,715

13	Income (loss) from operations	(10,052,413)	(87,332)	(1,274,547)	(533,453)	283,668	9,275	-	-	(11,654,802)

14	Other income (expense), net:
15	Interest income (expense)	67,837	-	-	-	-	-	-	-	67,837
16	Other income (expense), net(2)	12,527,462	(252,471)	(3,154,246)	(33,397,526)	-	-	-	-	(24,276,780)
17	Total other income (expense), net	12,595,299	(252,471)	(3,154,246)	(33,397,526)	-	-	-	-	(24,208,943)

18	Income (loss) before income taxes:	2,542,886	(339,803)	(4,428,793)	(33,930,979)	283,668	9,275	-	-	(35,863,745)
19	Income tax expense (benefit)	314,373	-	-	-	-		-	-	314,373
20	Net income (loss)	$2,228,513	$(339,803)	$(4,428,793)	$(33,930,979)	$283,668	$9,275 $	-	$-	$(36,178,118)

Footnotes:

(1) Restructuring Fees for all entities are shown at Insys Therapeutics and include accrued fees for restructuring professionals.

(2) Other income (expense), net includes certain Syndros and CBD related assets were sold pursuant to the Order approving the Asset Purchase Agreement between the Debtor and Chilion Group Holdings US, Inc.

In re:	Case No. 19-11292 (KG)
Insys Therapeutics, Inc.; et al.	Reporting Period: October 1
– October 31, 2019
Debtors

MOR-3

Balance Sheet by Legal Entity

Reporting Period: October 1, 2019 – October 31, 2019

($’s in USD)

#	Category	Insys Therapeutics, Inc.	IC Operations, LLC	Insys Development Company, Inc.	Insys Manufacturing, LLC	Insys Pharma, Inc.	IPSC, LLC	IPT 355, LLC	Eliminations	Consolidated
		Case No.	Case No.	Case No.	Case No.	Case No.	Case No.	Case No.		10/31/19
		19-11292	19-11293	19-11294	19-11295	19-11296	19-11297	19-11298
1	Assets
2	Current Assets
3	Cash and cash equivalents	$58,017,962	$568,074	$225,675	$181,177	$-	$45,904	$-	$-	59,038,793
4	Short-term investments	(0)	-	-	-	-	-	-	-	(0)
5	Intercompany	329,797,373	(13,816,493)	(8,507,540)	(351,150,417)	83,756,101	2,350,659	-	(42,429,683)	-
6	Trade accounts receivable, net	3,538,624	6,490,790	20		(2,672,932)	-	-	-	7,356,503
7	Intercompany accounts receivable	-	-	-	300,969,097	-	-	-	(300,969,097)	-
8	Inventory, net	-	1,833,694	-	(102,323)	-	-	-	(1,968,453)	(237,082)
9	Prepaid expenses and other assets	6,369,262	36,427	119,729	30,247	36,587	50,510	-	(108,000)	6,534,762
10	Deferred tax asset, current	-	-	-	-	-	-	-	-	-
11	Total Current Assets	397,723,220	(4,887,507)	(8,162,116)	(50,072,218)	81,119,756	2,447,073		(345,475,233)	72,692,975
12	Fixed assets, net	6,640	(1,360)	470,080	1,684,141	-	0	-	-	2,159,501
13	Operating lease right-of-use assets	-	-	843,821	7,386,875	-	-	-	-	8,230,696
14	Long-term investments	518,219	-	-	-	-	-	-	-	518,219
15	Intangible asset	-	-	-	-	-	-	-	-	-
16	Goodwill	-	-	-	-	-	-	-	-	-
17	Investment in subsidiary	27,693,643	-	-	-	-	-	-	(27,693,643)	-
18	Deferred tax asset, non-current	-	-	-	-	1	-	-	-	1
19	Other assets	3,139,293	317,648	42,000	380,000	148,000	-	-	-	4,026,942
20	Total Assets	$429,081,016	$(4,571,219)	$(6,806,215)	$(40,621,202)	$81,267,756	$2,447,073	$-	$(373,168,876)	$87,628,333
21	Liabilities And Stockholders' Equity (Deficit)
22	Current Liabilities
23	Accounts payable and accrued expenses	$33,122,558	$5,562,932	$3,675,509	$1,394,114	$51,598,515	$8,048	$-	$-	$95,361,676
24	Intercompany accounts payable	-	5,685,434	-	-	295,283,663	-	-	(300,969,097)	-
25	Accrued compensation	816,523	514,923	782,925	553,798	94,867	2,966	-	-	2,766,003
26	Accrued sales allowances	-	3,628,972	-	-	1,121,465	10,913	-	-	4,761,349
27	Current portion of operating lease liabilities	-	-	589,300	297,580	-	-	-	-	886,880
28	Accrued litigation awards and settlements	76,237,884	-	-	-	62,635,173	-	-	-	138,873,057
29	Deferred revenue	-	-	-	-	-	-	-	-	-
30	Bank line of credit	-	-	-	-	-	-	-	-	-
31	Notes payable to related party,including ' interest	-	-	-	-	-	-	-	-	-
32	Total Current Liabilities	110,176,966	15,392,260	5,047,735	2,245,493	410,733,682	21,927	-	(300,969,097)	242,648,965
33	Contingent payment obligation	177,653,955	-	-	-	-	-	-	-	177,653,955
34	Operating lease liability	-	-	436,322	9,562,601	-	-	-	-	9,998,923
35	Uncertain income tax position	3,861,119	-	-	-	-	-	-	-	3,861,119
36	Other non-current liabilities	-	-	-	-	-	-	-	-	94,319
37	Notes payable to related party, including interest,long term	-	-	-	-	-	-	-	-

In re:	Case No. 19-11292 (KG)
Insys Therapeutics, Inc.; et al.	Reporting Period: October 1
– October 31, 2019
Debtors

#	Category	Insys Therapeutics, Inc.	IC Operations, LLC	Insys Development Company, Inc.	Insys Manufacturing, LLC	Insys Pharma, Inc.	IPSC, LLC	IPT 355, LLC	Eliminations	Consolidated
		Case No.	Case No.	Case No.	Case No.	Case No.	Case No.	Case No.		10/31/19
		19-11292	19-11293	19-11294	19-11295	19-11296	19-11297	19-11298
38	Total Liabilities	291,692,040	15,392,260	5,484,056	11,902,413	410,733,682	21,927	-	(300,969,097)	434,257,281
39	Commitments and contingencies	-	-	-	-	-	-	-	-	-
40	Stockholders' Equity (Deficit)
41	Convertible preferred stock	-	-	-	-	-	-	-	-	-
42	Common stock	746,389	-	-	-	145,989	-	-	(145,677)	746,702
43	Additional paid in capital	575,021,594	-	-	-	59,117,800	-	-	(335,217,966)	298,921,428
44	Unrealized gain/loss on investments	(76,998)	-	-	-	-	-	-	-	(76,998)
45	Unrealized gain/loss on foreign exchange	-	-	-	-	-	-	-	-	-
46	Notes receivable from stockholders	-	-	-	-	-	-	-	-	-
47	Retained earnings	(302,745,683)	-	35,795,428	(2,408,524)	(298,163,466)	2,549,010	-	228,890,242	(336,082,993)
48	Current period retained earnings (accumulated deficit)	(135,556,327)	(19,963,479)	(48,085,700)	(50,115,090)	(90,566,249)	(123,864)	-	34,273,622	(310,137,086)
49	Total Stockholders' Equity (Deficit)	137,388,976	(19,963,479)	(12,290,272)	(52,523,615)	(329,465,926)	2,425,146	-	(72,199,779)	(346,628,948)
50	Total Liabilities And Stockholders' Equity (Deficit)	$429,081,016	$(4,571,219)	$(6,806,215)	$(40,621,202)	$81,267,756	$2,447,073	$-	$(373,168,876)	$87,628,333

In re:	Case No. 19-11292 (KG)
Insys Therapeutics, Inc.; et al.	Reporting Period: October 1
– October 31, 2019
Debtors

Debtor Attestation with Respect to Postpetition Taxes

Reporting Period: October 1, 2019 – October 31, 2019

Andrece Housley hereby declares under penalty of perjury:

I am Chief Financial Officer of Insys Therapeutics, Inc., et al., the above captioned debtors and debtors in possession (collectively the "Debtors").  I am familiar with the Debtors day-to-day operations, business affairs and books and records.  I am authorized to submit this statement on behalf of the Debtors.

All statements in this statement are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of the Debtors, or my opinion based upon my experience and knowledge of the Debtors' operations and financial condition.  If I were called upon to testify, I could and would testify to each of the facts set forth herein based on such personal knowledge, review of documents, discussions with other employees of the Debtors or opinion.

To the best of my knowledge, information and belief, and except as otherwise set forth in the MOR, all of the Debtors have filed all the necessary federal, state and local tax returns, or extensions related there to, and have timely made (or are in the process of remediating any immaterial late filings or prepayments) all related required postpetition tax payments, which are not subject to dispute or reconciliation, and are current.

/s/ Andrece Housley	12/19/19

Andrece Housley	Date
Chief Financial Officer of Insys Therapeutics, Inc.; et al.

In re:	Case No. 19-11292 (KG)
Insys Therapeutics, Inc.; et al.	Reporting Period: October 1
– October 31, 2019
Debtors

MOR-4

Summary of Unpaid Postpetition Debts

Reporting Period: October 1, 2019 – October 31, 2019

($’s in USD)

			Days Past Due
#	Accounts Payable	Current	0 - 30 Days	31 - 60 Days	61 - 90 Days	> 91 Days	Total
1	Combined Debtors(1)(2)	$3,295,400	$4,307,307	$2,308,005	$1,718,412	$1,051,719	$12,680,842

Footnotes:

(1) The postpetition accounts payable represents open and outstanding trade vendor invoices that have been entered into the Debtors’ accounts payable system and do not include accruals.  This summary does not include intracompany and intercompany payables.

(2) Trade Payables per balance sheet include accruals and non-cash entries not due and payable per accounts payable aging.

In re:	Case No. 19-11292 (KG)
Insys Therapeutics, Inc.; et al.	Reporting Period: October 1
– October 31, 2019
Debtors

MOR-5

Accounts Receivable Reconciliation and Aging

Reporting Period: October 1, 2019 – October 31, 2019

($’s in USD)

#	Accounts Receivable Reconciliation	Beginning Accounts Receivable	Change in Accounts Receivable	Ending Accounts Receivable
1	IC Operations, LLC(1)	$8,428,099	$(1,438,460)	$6,989,639
2	Insys Therapeutics, Inc.(1)	622,299	2,909,822	3,532,121
3	Total Accounts Receivable	$9,050,398	$1,471,362	$10,521,760

			Days Past Due
#	Accounts Receivable Aging	Current	0 - 30 Days	31 - 60 Days	61 - 90 Days	> 91 Days	Total
1	IC Operations, LLC(2)(3)	$2,612,554	$2,367,495	$426,066	$484,923	$1,098,602	$6,989,639
2	Insys Therapeutics, Inc.(2)(3)	2,909,822	622,299	-	-	-	3,532,121
3	Total Accounts Receivable	$5,522,376	$2,989,794	$426,066	$484,923	$1,098,602	$10,521,760

Footnotes:

(1) Amounts are shown on a gross basis before any adjustment for estimated bad debts and other uncollectable amounts.  This summary does not include any accrued fees, discounts or intracompany and intercompany receivables.

(2) Amounts are aged from the due date and are included on a gross basis before any adjustment for estimated bad debts and other uncollectable amounts.  This summary does not include any accrued fees, discounts or intracompany and intercompany receivables.

In re:	Case No. 19-11292 (KG)
Insys Therapeutics, Inc.; et al.	Reporting Period: October 1
– October 31, 2019
Debtors

MOR-6

Debtor Questionnaire

Reporting Period: October 1, 2019 – October 31, 2019

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X(1)
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5.

Has any bank account been opened during the reporting period?  If yes, provide documentation identifying the opened account(s).  If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X

Footnotes:

1.	In October, certain Syndros and CBD related assets were sold pursuant to the Order approving the Asset Purchase Agreement between the Debtor and Chilion Group Holdings US, Inc.